Exhibit 10.1
Execution Copy
AMENDMENT NO. 1 TO ADVERTISING DISTRIBUTION AGREEMENT
     This Amendment No. 1 (the “Amendment”) to that certain Advertising Distribution Agreement, dated April 1, 2010 (the “Agreement”), is effective as of September 30, 2010 (the “Amendment Effective Date”), and is entered into by and between SuperMedia LLC (“SuperMedia”), and Local.com Corporation (“Local”).
RECITALS
     WHEREAS, the parties entered into the Agreement to permit Local to distribute advertising on behalf of SuperMedia; and
     WHEREAS, the parties now, among other things, wish to extend the term of the Agreement, provide for the assignment of additional unique visitors to SuperMedia, to allow Local to distribute PFP ads to the Octane Network, and to acquire domains and create a custom domain distribution network;
     NOW, THEREFORE, the parties, in consideration of the terms and conditions herein, agree as follows:
TERMS AND CONDITIONS
1. AMENDMENTS.
(a) Defined Terms. All terms not defined in this Amendment are used as defined in the Agreement.
(b) Section 1 – Definitions. Section 1 of the Agreement is hereby amended to add a new subsection y to read as follows:
y. “Octane Network” means web sites that are owned and or managed, on behalf of domain owners, by Local on servers Local owns and operates.
(c) Section 2 – Termination of the Initial Agreement. Section 2 of the Agreement is hereby amended and restated to read as follows:
2. Termination of the Initial Agreement and Term. The Initial Agreement is hereby terminated. Unless sooner terminated in accordance with this Agreement, the initial term of this Agreement will commence on the Effective Date and continue until June 30, 2013 (the “Initial Term”). ***
(d) Section 3 – Distribution and Display of SuperMedia Ads. Section 3 of the Agreement is hereby amended to (i) amend and restate Subsection 3.b. and (ii) add a new Subsection 3.d.vi., both to read as follows:
3. Distribution and Display of SuperMedia Ads.

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     b. Distribution and Display. Local shall place PFP Ads and Fixed Fee Ads within the Distribution Channels as follows:
          i. Local Featured Advertising Section – Local shall place SuperMedia Ads in the Local Featured Advertising Section as follows:
          ***
          ii. The Local.com Marketplace – Local may place SuperMedia Ads on the Local Marketplace Section of Local Websites as well as the Details Pages of Local Websites.
          ***
          v. Distribution Channels — The Local Featured Advertising Section, the Local Marketplace, the Local Syndication Network, the Local Third-Party Distribution Network, and the Octane Network shall be referred to collectively as the “Distribution Channels” and individually in generic terms as a “Distribution Channel.”
          ***
     ***
(e) Section 4 – Compensation. Section 4.a.(i)(1) of the Agreement is hereby amended and restated to read as follows:
(1) PFP Ads
     (a) PFP Ads for Local Featured Advertising Section (excluding the Octane Network through March 31, 2011) – a revenue share based upon PFP Gross Revenue *** as follows:
PFP Gross Revenue Per Calendar Month
***
     (b) PFP Ads for the Octane Network ***
     c) SuperMedia will pay Local *** for installing the necessary tracking mechanisms no later than September 30, 2010 to allow SuperMedia to receive traffic credit for Local Syndication Network sites and Octane Network sites. Local will send an invoice within 30 days after the Amendment Effective Date. SuperMedia will pay within 30 days after receipt of invoice.
(f) Section 6 – Termination. Section 6 is hereby amended to (i) amend and restate subsection 6c and (ii) add a new subsection 6.d., both to read as follows:

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c. Other. The non-offending party may terminate this Agreement upon thirty (30) days prior written notice upon the occurrence of any of the following conditions:
     (i) The other party assigns this Agreement or any of its rights hereunder, except as expressly authorized by the terms of this Agreement;
     (ii) The non-offending party becomes aware of the existence of any non-appealable, final order that finds the other party or any of its Affiliates have infringed upon the intellectual property rights of any third party necessary for the performance of this Agreement, and the other party or such Affiliates thereafter fail to immediately cease and desist from any further use of the infringing mark or material; provided, however, that the non-offending party’s failure to terminate this Agreement in such event will not have any affect whatsoever on the other party’s indemnity obligations hereunder.
     (iii) The other party or any of its Affiliates engage in any unlawful business practice related to the performance of the its obligations under this Agreement;
     (iv) A receiver or similar party is appointed for the other party or its property, or if the other party becomes insolvent, acknowledges its insolvency in any manner, ceases to do business, or makes an assignment for the benefit of creditors; or
     (v) The other party files a voluntary petition for relief under any applicable bankruptcy laws or insolvency laws, or is otherwise adjudged insolvent or bankrupt under any such laws applicable in the United States of America or any of its states.
***
(g) Section 13 – Acquisition of Domains and Creation of a Custom Domain Distribution Network for SuperMedia. A new Section 13 is added to the Agreement to read as follows:
13. Acquisition of Domains and Creation of a Custom Domain Distribution Network for SuperMedia. Local will provide domains and create a custom domain distribution network pursuant to an agreement to be entered into between the parties and executed contemporaneously with this Amendment No. 1 in a form substantially as set forth in Exhibit G (the “Domain Agreement”).
2.	ENTIRE AGREEMENT. This Amendment No. 1 together with the Agreement, constitutes the entire understanding of the parties with respect to the subject matter thereof, and any and all prior agreements, understandings or representations with respect thereto are hereby terminated and cancelled in their entirety (effective the

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date of this Amendment No. 1); provided, however, that except as specifically amended herein, all other terms and conditions of the Agreement remain in full force and effect and are hereby ratified. In the event of inconsistency or conflict between the Agreement and this Amendment No. 1, the terms, conditions and provisions of this Amendment No. 1 shall govern and control. The terms set forth in this Amendment No. 1 shall not release a party of any of its obligations or covenants set forth in the Agreement that accrued prior to the Amendment No. 1 effective date.

3.	MISCELLANEOUS. Each party hereto represents and warrants that: (i) it has obtained all necessary and requisite approvals, consents and authorizations of third parties and governmental authorities to enter into this Amendment No. 1 and to perform and carry out its obligations hereunder; (ii) the persons executing this Amendment No. 1 on behalf of each party have express authority to do so, and, in so doing, to bind the parties thereto; (iii) the execution, delivery and performance of this Amendment No. 1 does not violate any provision of any bylaw, charter, regulation, or any other governing authority of the party; and (iv) the execution, delivery and performance of this Amendment No. 1 has been duly authorized by all necessary partnership or corporate action and this Amendment No. 1 is a valid and binding obligation of such party, enforceable in accordance with its terms.
       IN WITNESS WHEREOF, SuperMedia and Local have entered into this Amendment as of this date.

LOCAL.COM CORPORATION		SUPERMEDIA LLC

By:	/s/ Heath Clarke	By:	/s/ Sandra Crawford Williamson

	Name: Heath Clarke		Name: Sandra Crawford Williamson
	Title: CEO		Title: Chief Marketing Officer

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Exhibit F
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Exhibit G
Domain Agreement
Domain Purchase and Development Agreement
This Domain Purchase and Development Agreement (this “Agreement”) is entered into this 30th day of September 2010 (the “Effective Date”) by and between Local.com Corporation, a Delaware corporation located at 7555 Irvine Center Drive, Irvine, CA 92618 (“Local.com”), and SuperMedia, LLC, a Delaware limited liability company located at 2200 West Airfield Drive, DFW Airport, Texas 75261 (“SuperMedia”). SuperMedia and Local.com shall collectively be referred to as the “Parties” and each a “Party.”
Recitals
A.	SuperMedia desires to purchase up to *** domain names meeting certain defined criteria owned by Local.com and Local.com desires to sell such domains to SuperMedia;

B.	Local.com’s Octane360 Platform provides certain proprietary website development technology through which Local.com can (i) develop and deploy websites. (ii) provide ongoing hosting and maintenance of websites, and (iii) develop content for such websites;

C.	SuperMedia desires to utilize the Octane360 Platform for the domains purchased from Local.com pursuant to this Agreement and Local.com desires to provide the Octane360 Platform to Local.com for such purposes, as more fully described below.
NOW, THEREFORE, in consideration of the foregoing premises and the mutual promises set forth below, the parties do hereby agree as follows:
Agreement
1. Domain Sale and Purchase.
1.1 Assets to be Acquired, Transfer of Assets. Local.com shall, on the Effective Date, sell, convey and assign to SuperMedia, free and clear of all claims, liens and interests of any kind, all of Local.com’s right, title and interest in and to the domain names set forth on Exhibit A (the “Domains”) and the Websites, as defined in Section 1.2 below. Local.com shall transfer the Domains to SuperMedia’s *** account as soon as possible after the Effective Date, (“Transfer Date”). Local.com shall cooperate fully with SuperMedia to make the proper arrangements with ***, the entity with which the Domains are registered, (the “Registrar”) to effectuate the foregoing transfer, including but not limited to the completion, signature and notarization of all documents (including electronic) that are required by the Registrar to effectuate such transfer. If there is a failure by Local.com to cooperate fully to effectuate the transfer, SuperMedia is authorized as Local.com‘s agent and attorney-in-fact to complete the transfer and assignment on Local.com‘s behalf and to make the necessary arrangements under the irrevocable authorization attached hereto, duly executed by Local.com’s authorized signatories with such signatures notarized.
1.2 Domain and Website Characteristics. The Domains match the geographic and categories (and associated keywords) identified by SuperMedia, as more completely set forth on Exhibit B attached hereto. At least *** of the Domains consist of a geographic modifier plus no more than *** additional words. Each of the Domains will have an SEO optimized website developed for it delivered on the Effective Date (the “Websites). *** The privacy policy and terms of use may be subsequently updated from time to time on two (2) business days prior notice, provided the Platform supports the functionality required by an subsequent update. If the Platform does not support the functionality required by a subsequent update, Local.com will work in good faith to create such functionality as is required by law. ***

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1.3 Liabilities. SuperMedia shall, on the Transfer Date, assume all liabilities and obligations arising out of the ownership, use and operation of the Domains and Websites after the Transfer Date, including without limitation any subsequent registration charges. Local.com shall retain and shall be responsible for paying, performing and discharging when due, and SuperMedia shall not assume or have any responsibility for any liabilities associated with the Domains or Websites prior to the Transfer Date. Notwithstanding the foregoing, Local.com shall be responsible and liable for any and all liabilities or damages due to infringement of intellectual property rights of third parties existing on or prior to the Effective Date by the Domains, unless caused by the actions of SuperMedia.
2. Ongoing Services
2.1 Launch Date. As soon as possible after the Effective Date, but no later than ***, Local.com will *** transfer the Domains to SuperMedia as provided in subsection1.1, create the Articles (as hereinafter defined) and launch the Websites (the “Launch Date”).
2.2 Hosting. Beginning on the Effective Date, Local.com shall provide hosting services for each of the Domains using the Octane360 Platform (the “Platform”). The hosting will be provided consistent with industry standards.
2.3 Content Development. Local.com shall develop *** articles for each Website (a total of *** articles, *** (collectively, the “Articles”). The Articles will be developed prior to the Launch Date. The Articles will be created using the Octane360 Content Marketplace, available through the Platform, and checked for plagiarism using automated means available through the Platform.
2.4 Platform Usage. For so long as a Domain is hosted by Local.com, SuperMedia may use the Platform to manage the Websites. Local.com will provide up to three SuperMedia representatives with access to the Platform’s administrative console (the “Console”), through which SuperMedia can, among other things, (i) add new content and/or advertising to the Websites, and (ii) access reporting with respect to the Domains. Any SuperMedia representatives who are not employees of SuperMedia will require the prior written approval of Local.com and must enter into an agreement with SuperMedia on terms that offer similar protections to Local.com as those set forth in this Agreement with respect to confidentiality and non-disclosure.
3. Purchase Price, Development Fees and Ongoing Fees
3.1 Domains Purchase Price. As consideration for the sale and transfer of the Domains pursuant to Section 1 hereof, within thirty (30) days of the Effective Date, Local.com will invoice SuperMedia *** for each Domain and Website purchased pursuant to this Agreement, for total consideration of *** (the “Purchase Price”). SuperMedia will pay Local.com the Purchase Price within thirty (30) days of receipt of the invoice.
3.2 Website Development Fee. As consideration for the development of the Websites pursuant to Section 1 hereof, within thirty (30) days of the Effective Date, Local.com will invoice SuperMedia for a total of *** (the “Development Fee”). SuperMedia will pay Local.com the Development Fee within thirty (30) days of receipt of the invoice.
3.3 Fees. As consideration for the services to be provided by Local.com to SuperMedia, SuperMedia will pay Local.com:
     (i) A one time fee of *** per Domain for the Articles developed for each such Domain pursuant to Section 2.3 hereof, provided that thereafter SuperMedia may utilize the Octane360 Content Marketplace to purchase additional articles and content for the Websites at a purchase price equal to Local.com’s cost for procuring such content;

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     (ii) After the Effective Date, a fee of *** per Domain per month for hosting pursuant to Section 2.1 hereof through December 31, 2010, and thereafter *** per Domain per month.
***
4. Intellectual Property
4.1 Ownership. Except as otherwise set forth below, as between SuperMedia and Local.com, (a) SuperMedia owns and retains all right, title and interest (including, without limitation, intellectual property rights) in and to (i) any SuperMedia advertising, and from and after the Effective Date, and (ii) the Domains, Websites, and Articles; and from and after the Transfer Date (b) Local.com owns and retains all right, title and interest (including, without limitation, intellectual property rights) in and to the Platform and the Console and any of the services provided through the foregoing (the “Services”), as well as any advertising feeds provided by Local.com to any of the Domains. All rights not expressly granted in this Agreement are reserved.
4.2 Limitations. SuperMedia will not, and will not permit any third party, to (a) sell, resell, rent, license, sublicense, transfer, assign or redistribute in any way all or any portion of the Services, the Platform, the Console or the Local.com Marks; (b) attempt to reverse engineer, decompile, disassemble or otherwise attempt to derive any of Local.com’s algorithms, databases, computer programs, ontology, directory structure, software, or patents, copyrights, or other proprietary rights or Local.com’s methodology related in any way to the Services, the Platform or the Console; (c) crawl, index, store or cache any of the Services or any component thereof.
4.3 License.
     (i) Local.com hereby grants to SuperMedia a non-transferable, non-exclusive, non-sublicensable, royalty-free, right and license to use the Platform, the Console, and the Services as necessary to operate the Domains and Websites as contemplated by this Agreement, subject to the limitations set forth in Section 4.2 hereof.
     (ii) From and after the Effective Date, SuperMedia hereby grants to Local.com a non-transferrable, non-sublicensable, revocable, royalty-free, right and license to use the Domains, Articles, and the Websites as necessary for Local.com to perform its obligations under this Agreement, provided that if SuperMedia revokes any rights necessary for it to perform its obligations under this Agreement, Local.com will no longer be required to perform such obligations.
5. Representations and Warranties.
As a material inducement to enter into the Agreement, each Party represents and warrants to the other Party as follows:
5.1 Authorization, Etc. It has full power, authority and legal capacity to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. It has duly executed and delivered this Agreement. This Agreement constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms.
5.2 No Conflict; Approvals. The execution, delivery and performance of this Agreement by it does not and will not (a) violate, conflict with or result in the breach of any provision of its charter, bylaws, operating agreement, or other constituent documents (if applicable), (b) conflict with or violate any law or order applicable to it or any of its assets, properties or businesses, (c) require any consent, approval or authorization of any third party, or (d) conflict with, require any consent under any note, bond, mortgage, indenture, contract,

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agreement, lease, sublease, license, permit, franchise or other instrument or arrangement to which it is a party.
5.3 Compliance with Laws. Each party shall comply with all applicable federal, state, county and local statutes, laws, ordinances, regulations and codes (“Laws”) in performing under this Agreement. Local.com’s obligation to comply with all Laws includes, but is not limited to, the procurement of permits, certificates, approvals, inspections and licenses, when needed, in the performance of the Services under this Agreement.
Local.com further represents and warrants to SuperMedia as follow:
5.4 Registered Owner. Local.com has good, valid, marketable and transferable title and registrations to the Domains, in each case free and clear of any lien or other encumbrance (other than as set forth in the registration agreement(s) applying thereto). Each registration agreement related to such Domains is in full force and effect and all registration fees associated therewith have been duly paid and there are currently no amounts due to the registrar of such Domains in connection therewith.
5.5 Litigation. To the best of Local.com’s knowledge there are no claims, or threatened claims, that any of the Domains violate the trademark rights of any other person or entity, or otherwise violates any law.
6. Confidentiality
Each Party will hold all Confidential Information (as defined below) of the other Party in strict confidence and will not disclose any Confidential Information to any third party. The Parties will disclose the Confidential Information of the other Party only to its respective employees, contractors, and agents who need to know such information for the purposes of performing their respective obligations under this Agreement and who are bound in writing by restrictions regarding disclosure and use of such information comparable to and no less restrictive than those set forth herein. Neither Party will use any Confidential Information of the other Party for the benefit of itself or any third party or for any purpose other than performing its obligations under this Agreement. Each Party will use the same degree of care that it uses to protect its own confidential and proprietary information of similar nature and importance (but in no event less than reasonable care) to protect the confidentiality and avoid the unauthorized use, disclosure, publication or dissemination of the Confidential Information of the other party. “Confidential Information” means any and all information disclosed by one Party to the other Party, directly or indirectly, in writing, orally, electronically, or in any other form, that is designated, at or before the time of disclosure, as confidential or proprietary, or that is provided under circumstances reasonably indicating that the information is confidential or proprietary, including, without limitation, trade secrets, lists, business plans, technical data, product ideas, personnel, contract and financial information, and the terms of this Agreement. Notwithstanding the foregoing, Confidential Information does not include information that: (a) is or becomes generally available to the public through no breach of this Agreement or any other agreement by the recipient of the information; (b) is or was known by the recipient of the information at or before the time such information was received from the discloser, as evidenced by the recipient’s tangible (including written or electronic) records; (c) is received from a third-party that is not under an obligation of confidentiality to the knowledge of the disclosing Party with respect to such information; (d) is independently developed by the recipient of the information without any breach of this Agreement, as evidenced by the recipient’s contemporaneous tangible (including written or electronic) records; or (e) is approved for release in advance in writing by the disclosing Party, as applicable. If the disclosure of Confidential Information of a Party is required by law, such Party shall promptly notify the disclosing Party in advance of such required disclosure and use its best efforts to minimize the scope of such disclosure.

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7. Disclaimer; Limitation of Liability
EXCEPT AS EXPRESSLY PROVIDED HEREIN, SUPERMEDIA HEREBY ACKNOWLEDGES AND AGREES THAT THE GOODS AND SERVICES PROVIDED BY LOCAL.COM PURSUANT TO THIS AGREEMENT ARE BEING PROVIDED TO SUPERMEDIA “AS IS, WITH ALL FAULTS.” EXCEPT AS EXPRESSLY PROVIDED HEREIN, ALL WARRANTIES OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, ARE HEREBY EXPRESSLY DISCLAIMED TO THE FULLEST EXTENT PERMITTED BY LAW, INCLUDING, WITHOUT LIMITATION, ANY WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. LOCAL.COM DOES NOT GUARANTEE THAT THE SERVICES WILL OPERATE CONTINUOUSLY OR UNINTERRUPTED. IF AN INTERRUPTION IN THE SERVICES OCCURS, LOCAL.COM’S SOLE OBLIGATION SHALL BE TO RESTORE THE SERVICES AS SOON AS IS REASONABLY POSSIBLE.
EXCEPT WITH RESPECT TO (A) A BREACH OF SECTION 6, (B) THE INDEMNIFICATION OBLIGATIONS UNDER SECTION 8, OR (C) EITHER PARTY’S BAD FAITH, GROSS NEGLIGENCE OR WILLFUL MISCONDUCT, (X) UNDER NO CIRCUMSTANCES WILL EITHER PARTY BE LIABLE TO THE OTHER FOR INDIRECT, INCIDENTAL, PUNITIVE, CONSEQUENTIAL, SPECIAL OR EXEMPLARY DAMAGES (EVEN IF SUCH DAMAGES ARE FORESEEABLE OR THE PARTY HAS BEEN ADVISED OR HAS CONSTRUCTIVE KNOWLEDGE OF THE POSSIBILITY OF SUCH DAMAGES), ARISING FROM SUCH PARTY’S PERFORMANCE OR NON-PERFORMANCE PURSUANT TO ANY PROVISION OF THIS AGREEMENT OR THE OPERATION OF SUCH PARTY’S BUSINESS, INCLUDING, WITHOUT LIMITATION, LOSS OF REVENUE OR ANTICIPATED PROFITS OR LOST BUSINESS; AND (Y) EACH PARTY’S AGGREGATE LIABILITY TO THE OTHER PARTY ARISING FROM OR RELATING TO THIS AGREEMENT OR THE SUBJECT MATTER HEREOF, UNDER ANY LEGAL THEORY (WHETHER IN CONTRACT, TORT, INDEMNITY OR OTHERWISE), WILL BE LIMITED AN AMOUNT EQUAL TO ***.
8. Indemnification
8.1 Local.com Indemnity. Local.com agrees to indemnify, defend and hold harmless SuperMedia, its officers, directors, employees, affiliates, subsidiaries, agents, successors and assigns from and against any third-party claims, suits, proceedings, demands or actions and any damages, losses, costs, expenses or settlement fees incurred in connection therewith (including reasonable attorneys fees and costs) (collectively, “Losses”) arising out of or relating to (a) any breach or alleged breach by Local.com of its representations, warranties, or covenants provided in this Agreement; (b) any use of the Domains or Websites, except as contemplated by this Agreement; (c) Local.com’s bad faith, negligence or willful misconduct, or (d) any infringement upon any third party’s intellectual property rights (including without limitation, any third party trademark, trade secret, copyright, patent rights, rights of attribution and other statutory and privacy rights or other rights of any third party, by the Domains and the Websites where such third party rights existed or are claimed by such third party to have existed on or before the Effective Date, and the Articles where such third party rights existed or are claimed by such third party to have existed on or before the Launch Date. With respect to any indemnity claims pursuant to subsection (d) hereof, SuperMedia agrees to take such actions as are reasonably necessary to mitigate the damages that may be suffered by Local.com, including without limitation removing any Article that becomes the subject of a third party claim from the Website, taking down a Website that becomes the subject of a third party claim, or, where circumstances require, transferring any Domains to a third party that has asserted a reasonable claim to such Domain, provided that Local.com will, in addition to its indemnification obligations above, provide SuperMedia with reasonable replacements to any such removed Articles or transferred Domains.
8.2 SuperMedia Indemnity. SuperMedia agrees to indemnify, defend and hold harmless Local.com, its officers, directors, employees, affiliates, subsidiaries, agents, successors and

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assigns from and against any third-party claims, suits, proceedings, demands or actions and any Losses incurred in connection therewith arising out of or relating to (a) any breach or alleged breach by SuperMedia of its representations, warranties, or covenants provided in this Agreement; (b) any aspect of the Domains arising from and after the Effective Date, except for issues giving rise to Local.com’s indemnification obligations pursuant to Section 8.1(b) and (d); (c) SuperMedia’s modification or use of any portion of the Services, except as provided herein; or (d) SuperMedia’s bad faith, negligence or willful misconduct.
8.3 Procedure. An indemnitee under this Section 8 (an “Indemnitee”) must (x) promptly notify the indemnitor (an “Indemnitor”) in writing regarding any facts that may give rise to a claim for indemnification under this Agreement (provided that any delay in notification will not relieve the Indemnitor of its obligations hereunder except to the extent that the delay impairs its ability to defend); (y) provide Indemnitor with reasonable information, assistance and cooperation in defending the lawsuit or proceeding (at Indemnitor’s expense, to the extent of any out-of-pocket expenses); and (c) give the Indemnitor full control and sole authority over the defense and settlement of such claim, subject to Indemnitee’s approval of any such settlement, which approval will not be unreasonably withheld or delayed.
9. Term and Termination.
This Agreement shall commence on the Effective Date and shall continue in full force and effect for a period of one (1) year and thereafter automatically renew for successive one (1) year periods, unless either party notifies the other party in writing of its intent not to renew at least thirty (30) days prior to the end of the then-current term (collectively, the “Term”). ***
10. Miscellaneous.
10.1 Independent Contractors. The relationship of Local.com and SuperMedia established by this Agreement is that of independent contractors, and nothing contained in this Agreement will create or be construed to create any partnership, joint venture, agency, franchise, sales representative, employment or fiduciary relationship between the parties.
10.2 Governing Law. This Agreement will be governed, construed, and controlled by the laws of the State of Texas, notwithstanding any conflict of law provisions. Each party waives all defenses of lack of personal jurisdiction and forum non conveniens.
10.3 Assignment. This Agreement may not be assigned, in whole or in part, by either Party hereto without the prior written consent of the other Party hereto, not to be unreasonably withheld. Any purported assignment, sale, transfer, delegation or other disposition by a Party hereto, except as permitted herein, shall be null and void. This Agreement shall be binding upon and shall inure to the benefit of the Parties and their respective successors and permitted assigns.
10.4 Recovery of Fees by Prevailing Party. If any legal action, including, without limitation, an action for arbitration or equitable relief, is brought by one Party against the other Party relating to this Agreement or the breach or alleged breach hereof, the prevailing Party in any final judgment or arbitration award, or the non-dismissing Party in the event of a voluntary dismissal by the Party instituting the action, will be entitled to reimbursement from the other Party for the full amount of all reasonable expenses, including all court costs, arbitration fees and reasonable attorneys’ fees paid or incurred in good faith.
10.5 Severability. If the application of any provision of this Agreement to any particular facts or circumstances will be held to be invalid or unenforceable by an arbitration panel or a court of competent jurisdiction, then (a) the validity of other provisions of this Agreement will not in any way be affected thereby, and (b) such provision will be enforced to the maximum

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extent possible so as to effect the intent of the Parties and reformed without further action by the Parties to the extent necessary to make such provision valid and enforceable.
10.6 Waiver. A waiver of a Party’s breach of any provision of this Agreement will not operate as or be deemed to be a waiver of that Party’s prior, concurrent or subsequent breach of that or any other provision of this Agreement.
10.7 Force Majeure. Neither party will be deemed in default of this Agreement to the extent that performance of its obligations (other than payment obligations) or attempts to cure any breach are delayed or prevented by reason of any act of God, fire, natural disaster, accident, riots, acts of government, acts of war or terrorism, shortage of materials or supplies, failure of transportation or communications or of suppliers of goods or services, or any other cause beyond the reasonable control of such Party (“Force Majeure Event”). If a Force Majeure Event occurs, the party delayed will promptly give notice to the other party. Such other party may elect to: (i) suspend performance and extend the time for performance for the duration of the Force Majeure Event, or (ii) cancel all or any part of the unperformed part of this Agreement.
10.8 Notices. Any notice or approval desired or required to be provided to a Party hereunder will be given to such Party in writing by personal delivery (notice deemed effective upon receipt), overnight messenger (notice deemed effective the business day after such messenger’s acceptance (which acceptance must occur before such messenger’s required deadline) for next business day service), facsimile transmission with follow-up copy by mail (notice deemed effective upon electronic confirmation of facsimile receipt), or e-mail (noticed deemed effective upon receipt of a return e-mail, other than an automatically generated return e-mail, indicating that the e-mail notice has been received), addressed to such Party at the address, facsimile number, or e-mail address, as applicable, for such party specified in the introductory paragraph of this Agreement, Attn: General Counsel. A party may designate a substitute address, facsimile number, or e-mail address by written notice to the other with the effectiveness of such notice governed by the terms of this Section. If the final day for giving notice is a Saturday, Sunday or nationally recognized holiday then the time for giving such notice will be extended to the next business day.
10.9 Counterparts. This Agreement may be executed in two or more counterparts, each of which will be deemed an original and all of which together will constitute one and the same instrument.
10.10 Entire Agreement. The provisions of this Agreement constitutes the entire agreement between the Parties with respect to the subject matter hereof and this Agreement supersedes all prior agreements or representations, oral or written, regarding such subject matter.
     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed on the date first written above.

Local.com Corporation		SuperMedia LLC

By:	/s/ Heath Clarke	By:	Sandra Crawford Williamson

	Date: September 30, 2010		Date: September 30, 2010
	Name: Heath Clarke		Name: Sandra Crawford Williamson
	Title: CEO		Title: Chief Marketing Officer

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